    As filed with the Securities and Exchange Commission on February 12, 2001
                           Registration No. 333-_______
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                        INTEGRATED TELECOM EXPRESS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           --------------------------

                DELAWARE                            77-0403748
    (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)           IDENTIFICATION NUMBER)

                                2710 WALSH AVENUE
                          SANTA CLARA, CALIFORNIA 95051
                                 (408) 950-8689
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 1996 STOCK PLAN
                                 2000 STOCK PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                       2000 RESTRICTED STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLANS)

                           --------------------------

                                RICHARD H. FORTE
                             CHIEF EXECUTIVE OFFICER
                        INTEGRATED TELECOM EXPRESS, INC.
                                2710 WALSH AVENUE
                          SANTA CLARA, CALIFORNIA 95051
                                 (408) 980-8168
                (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                           --------------------------

                                   COPIES TO:
                               CARMEN CHANG, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                           --------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /x/

                           --------------------------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                       PROPOSED
                                                                        MAXIMUM               PROPOSED
                                                  AMOUNT               OFFERING                MAXIMUM
    TITLE OF EACH CLASS OF SECURITIES TO           TO BE                 PRICE                AGGREGATE            AMOUNT OF
                BE REGISTERED                  REGISTERED (1)          PER SHARE           OFFERING PRICE       REGISTRATION FEE
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
1996 Stock Plan                              10,032,020 shares        $4.0690 (1)          $40,820,289.38          $10,205.07
Common Stock, $0.001 par value
(currently outstanding options)
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
2000 Restricted Stock Purchase Plan           740,000 shares          $5.6486 (2)           $4,179,964.00          $1,044.99
Common Stock, $0.001 par value
(currently outstanding options)
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
2000 Stock Plan
Common Stock, $0.001 par value
(currently outstanding options)              3,308,118 shares         $6.3597 (3)          $21,038,638.04          $5,259.66
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
2000 Stock Plan
Common Stock, $0.001 par value
(options available for future grant)          900,227 shares          $4.5938 (4)           $4,135,462.79          $1,033.87
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
2000 Employee Stock Purchase Plan
Common Stock, $0.001 par value               1,454,173 shares         $3.9047 (5)           $5,678,109.31          $1,419.53
------------------------------------------- -------------------- ---------------------- ---------------------- ------------------
                                             16,434,538 shares                             $75,852,463.52          $18,963.12
TOTAL
=================================================================================================================================

(1) Computed in accordance with Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee, based upon the weighted average exercise price per share of approximately $4.0690 as to the 10,032,020 outstanding but unexercised options to purchase Common Stock under the 1996 Stock Plan.

(2) Computed in accordance with Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee, based upon the weighted average exercise price per share of approximately $5.6486 as to the 740,000 outstanding but unexercised options to purchase Common Stock under the 2000 Restricted Stock Purchase Plan.

(3) Computed in accordance with Rule 457(h) of the Securities Act, solely for the purpose of calculating the registration fee, based upon the weighted average exercise price per share of approximately $6.3597 as to the 3,308,118 outstanding but unexercised options to purchase Common Stock under the 2000 Stock Plan.

(4) Computed in accordance with Rule 457(h) under the Securities Act as to the remaining 900,227 shares of Common Stock authorized for issuance pursuant to the 2000 Stock Plan, solely for the purpose of calculating the registration fee. No options have been granted with respect to such shares. The computation is based upon the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on February 7, 2001 because the exercise prices of the options to be granted in the future are not currently determinable.

(5) Computed in accordance with Rule 457(h) under the Securities Act, solely for the purpose of calculating the registration fee, based upon 85% (see explanation in following sentence) of the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on February 7, 2001 because the price at which the securities to be granted in the future may be exercised is not currently determinable. Pursuant to the 2000 Employee Stock Purchase Plan, the purchase price of a share of Common Stock shall be an amount equal to 85% of the fair market value of a share of Common Stock on either the Enrollment Date or the Exercise Date, whichever is lower.

                                     PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INFORMATION INCORPORATED BY REFERENCE.

         The Registrant hereby incorporates the following documents by reference in this registration statement:

     (a) Prospectus filed with the Securities and Exchange Commission (the "Commission") on August 18, 2000 pursuant to Rule 424 (b).

     (b) The description of the Registrant's common stock contained in its Registration Statement on Form 8-A, as filed with the Commission on August 4, 2000 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (c) Form 10-Q for the Registrant's third quarter ended September 30, 2000, as filed with the Commission on November 14, 2000.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, as amended, subsequent to the filing of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

ITEM 4.       DESCRIPTION OF SECURITIES.

              Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

              Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

          The Registrant's Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

         The Registrant's Bylaws provide for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

         The Registrant has entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Registrant to indemnify its directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

              Not applicable.

ITEM 8.       EXHIBITS.

                                                                                                      SEQUENTIALLY
                                                                                                        NUMBERED
     EXHIBIT NUMBER                                  EXHIBIT DOCUMENT                                     PAGE
     --------------      --------------------------------------------------------------------------  -------------
            4.1 (1)      Fourth Amended and Restated Certificate of Incorporation of Registrant
            4.2 (2)      Restated Bylaws of Registrant

            5.1          Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as
                         to the legality of securities being registered (Counsel to the Registrant)

           23.1          Consent of PricewaterhouseCoopers LLP (Independent Accountants)


           23.2          Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
                         (contained in Exhibit 5.1 hereto)

           24.1          Power of Attorney (see page II-4)

           99.1 (3)      1996 Stock Option Plan

           99.2 (4)      2000 Stock Option Plan

           99.3 (5)      2000 Employee Stock Purchase Plan

           99.4 (6)      2000 Restricted Stock Purchase Plan

------------------
(1) Incorporated by reference to Exhibit 3.2 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(2) Incorporated by reference to Exhibit 4.3 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(3) Incorporated by reference to Exhibit 10.13 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(4) Incorporated by reference to Exhibit 10.16 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(5) Incorporated by reference to Exhibit 10.17 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(6) Incorporated by reference to Exhibit 10.15 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).


ITEM 9.       UNDERTAKINGS.

         (a)  The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Santa Clara, State of California on February 12, 2001.


                                       INTEGRATED TELECOM EXPRESS, INC.

                                       By: /s/ Richard H. Forte
                                           -------------------------------------
                                           Richard H. Forte
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard H. Forte and Timothy A. Rogers, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this registration statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                       TITLE                            DATE
--------------------------------------------           ----------------------------------       ------------------

/s/ Daniel (Wen Chi) Chen
--------------------------------------------           Chairman of the Board of Directors       February 8, 2001
Daniel (Wen Chi) Chen

/s/ Richard H. Forte                                   President, Chief Executive Officer
--------------------------------------------           (principal executive officer) and
Richard H. Forte                                       Director                                 February 8, 2001

/s/ Timothy A. Rogers                                  Chief Financial and Administrative
--------------------------------------------           Officer (principal financial and
Timothy A. Rogers                                      accounting officer)                      February 8, 2001

/s/ Young Way Liu                                      Vice Chairman of the Board of
--------------------------------------------           Directors                                February 9, 2001
Young Way Liu

/s/ Peter J. Courture
--------------------------------------------           Secretary and Director                   February 9, 2001
Peter J. Courture

/s/ Michael Callahan
--------------------------------------------           Director                                 February 9, 2001
Michael Callahan

/s/ John M. Cioffi
--------------------------------------------           Director                                 February 9, 2001
John M. Cioffi

/s/ Terry Gou
--------------------------------------------           Director                                 February 9, 2001
Terry Gou

/s/ David Lam
--------------------------------------------           Director                                 February 9, 2001
David Lam

/s/ Sena Reddy
--------------------------------------------           Director                                 February 9, 2001
Sena Reddy


                                INDEX TO EXHIBITS

     EXHIBIT NUMBER                                  EXHIBIT DOCUMENT
     --------------      --------------------------------------------------------------------------
            4.1 (1)      Fourth Amended and Restated Certificate of Incorporation of Registrant
            4.2 (2)      Restated Bylaws of Registrant

            5.1          Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as
                         to the legality of securities being registered (Counsel to the Registrant)

           23.1          Consent of PricewaterhouseCoopers LLP (Independent Accountants)


           23.2          Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
                         (contained in Exhibit 5.1 hereto)

           24.1          Power of Attorney (see page II-4)

           99.1 (3)      1996 Stock Option Plan

           99.2 (4)      2000 Stock Option Plan

           99.3 (5)      2000 Employee Stock Purchase Plan
           99.4 (6)      2000 Restricted Stock Purchase Plan


(1) Incorporated by reference to Exhibit 3.2 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(2) Incorporated by reference to Exhibit 4.3 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(3) Incorporated by reference to Exhibit 10.13 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(4) Incorporated by reference to Exhibit 10.16 filed with the Registrant's Registration Statement on Form S- (File No. 333-39128).

(5) Incorporated by reference to Exhibit 10.17 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).

(6) Incorporated by reference to Exhibit 10.15 filed with the Registrant's Registration Statement on Form S-1 (File No. 333-39128).